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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 13, 1999


                          GUILFORD PHARMACEUTICALS INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                            000-23736                  52-1841960
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(State or other jurisdiction of            (Commission File           (I.R.S. Employer
incorporation or organization)                                             Number)
Identification No.)


          6611 Tributary Street, Baltimore, Maryland                            21224
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          (Address of principal executive offices)                            (Zip Code)


       Registrant's telephone number, including area code: (410) 631-6300


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          (Former name or former address, if changed since last report)


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                          GUILFORD PHARMACEUTICALS INC.

ITEM 5.     OTHER EVENTS.

            On September 13, 1999, Guilford Pharmaceuticals Inc. announced that it had entered into Purchase Agreements with certain institutional and other accredited investors for the sale of an aggregate of 3,360,000 shares of its common stock, $.01 par value, at a purchase price of $13.50 per share. The securities are being issued in a private offering pursuant to Regulation D under the Securities Act of 1933. Further information is contained in Guilford's press release announcing the private placement, which is filed as an exhibit to this current report on Form 8-K.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)    Exhibits.

            The following are filed as exhibits to this current report on Form 8-K:

            99.1 Press Release dated September 13, 1999



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Guilford Pharmaceuticals Inc.


Date: September 13, 1999                     By:  /s/  Craig R. Smith, M.D.
                                                --------------------------------
                                                     Craig R. Smith, M.D.
                                                     Chairman of the Board,
                                                     President and Chief
                                                     Executive Officer



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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER

99.1           Press Release dated September 13, 1999



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